                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Chairman of the Board and Chief Executive Officer of the Company, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.



                                     /s/  J. PATRICK NICHOLSON
                                     ------------------------------------------
                                     J. Patrick Nicholson

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.


                                      /s/  WALLACE G. IRMSCHER
                                      -----------------------------------------
                                      Wallace G. Irmscher

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.


                                      /s/  B.K. WESLEY COPELAND
                                      -----------------------------------------
                                      B.K. Wesley Copeland

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.


                                       /s/  CHARLES B. KAISER, JR.
                                       ----------------------------------------
                                       Charles B. Kaiser, Jr.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, Chief Operating Officer and President of the Company, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.


                                       /s/  TERRY J. LOGAN, PH.D.
                                       ----------------------------------------
                                       Terry J. Logan, Ph.D.

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Executive Vice-President and Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.


                                       /s/  MICHAEL G. NICHOLSON
                                       ----------------------------------------
                                       Michael G. Nicholson

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.


                                       /s/  BOBBY B. CARROLL
                                       ----------------------------------------
                                       Bobby B. Carroll

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


               IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.


                                       /s/  DANIEL J. HASLINGER
                                       ----------------------------------------
                                       Daniel J. Haslinger

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of N-Viro International Corporation (the "Company"), a Delaware corporation that is filing an Annual Report on Form 10-K ("Form 10-K") for the year ended December 31, 2001 with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, hereby constitutes and appoints James K. McHugh his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity as Director, to sign such Form 10-K and any and all amendments thereto, and to file such Form 10-K and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 11th day of April, 2002.


                                       /s/  R. FRANCIS DIPRETE
                                       ----------------------------------------
                                       R. Francis DiPrete